Related Party Transactions	12 Months Ended
Dec. 31, 2011
Related Party Transactions [Abstract]
Related Party Transactions Disclosure [Text Block]

22. Related Party Transactions

Related party agreements

The Company leases office space that is owned by one of its directors. The lease commenced in 2004 and has a lease term expiring in September 2014. The cost of the lease approximates C$320 annually. The Company has sublet this lease which covers a portion of the annual lease cost.

The father-in-law of a former Company Executive was employed by WSI until his retirement in October 2008. As partial consideration for his retirement he received C$400 in 2010 and will receive an additional C$100 in each year thereafter until his death.

Investment in equity accounted investee

The Company's fifty percent ownership interest in its equity investee is with a related party. The remaining fifty percent is owned by two trusts. The brother of the Company's Vice Chairman and Chief Executive Officer as at December 31, 2011 serves as a trustee for both trusts and the Company's Vice Chairman and Chief Executive Officer serves as a trustee for one of the two trusts. The Company exercises joint control over its equity investment through its fifty percent ownership interest. The Company's fifty percent ownership interest grants it authority to nominate fifty percent of the directors to the board of the investee. The Chairperson of the investee's Board of Directors cannot be nominated by the Company and the Chairperson cannot be a member of the Company's Board of Directors. The Chairperson of the investee is entitled to cast a second vote in the event of a tie amongst its board. Certain matters are beyond the control of the investee's board and reside with its shareholders. These matters are related to certain financing, board composition, the sharing of profits and material business changes.

Transactions between the Company and its investee have all been transacted in the normal course of business. These transactions are generally the result of the investee billing the Company for services it provides to the Company. In turn, the Company bills its customers for this service which is measured at the exchange amount. Transactions between the Company and its investee only reflect the Company's share of the transaction. The Company incurred $295 (2010 - $270) of charges for the year ended December 31, 2011 from its equity investee which are recorded to operating expenses. A total of $4 (December 31, 2010 - $22) is included in accounts payable at December 31, 2011 for amounts owing to the Company's equity investee.

On December 6, 2010, in exchange for cash, the Company received an unsecured promissory note from its equity accounted investee for C$750. The promissory note is repayable on demand with no fixed term to maturity. Interest on the note accrues at a rate equal to the greater of 5.5%, or the rate which is equal to bank prime plus 2.0% calculated annually, not in advance and payable on maturity. The promissory note may be repaid, in whole or in part, at any time, subject to certain restrictions. For the year ended December 31, 2011 interest income of $41 (2010 - $nil) was recorded to interest expense.

Other related party transactions

A company owned by an officer of a BFI subsidiary provides transportation services to the Company. Total charges of $2,419 (2010 - $1,835) were incurred for the year ended December 31, 2011 and are recorded to operating expenses. Amounts included in accounts payable at December 31, 2011 total $35 (December 31, 2010 - $18).

All related party transactions are recorded at the exchange amounts.